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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                ---------------


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 1997


                                 --------------


                                  VERITY, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-26880               77-0182779
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
incorporation or organization)                               Identification No.)



                  894 ROSS DRIVE
               SUNNYVALE, CALIFORNIA                       94089
     (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (408) 541-1500
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        The undersigned hereby amends the following items of its Current Report dated January 27, 1997 on Form 8-K as set forth in the pages attached hereto:


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VERITY, INC.

Date: March 28, 1997                    By: /s/ Timothy J. Moore
                                            -----------------------------------
                                            Timothy J. Moore,
                                            Vice President, General Counsel and
                                            Secretary


(a) Audited financial statements of Cognisoft Corporation for the period from April 2, 1996 (date of inception) to January 13, 1997, are attached hereto and filed herewith as Exhibit 7.1.

(b) Pro forma financial information of Cognisoft Corporation required pursuant to Article 11 of Regulation S-X, is attached hereto and filed herewith as Exhibit 7.2.

(c)        The following exhibits are attached hereto and filed herewith:

                        7.1 Audited financial statements of Cognisoft Corporation for the period from April 2, 1996 (date of inception) to January 13, 1997.

                        7.2 Pro forma financial information of Cognisoft Corporation.

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                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors
Cognisoft Corporation

        We have audited the accompanying balance sheet of Cognisoft Corporation (a development stage company) as of January 13, 1997, and the related statements of operations, changes in shareholders' equity, and cash flows for the periods from April 2, 1996 (date of inception) to June 30, 1996, July 1, 1996 to January 13, 1997, and April 2, 1996 (date of inception) to January 13, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cognisoft Corporation as of January 13, 1997, and the results of its operations and cash flows for the periods from April 2, 1996 (date of inception) to June 30, 1996, July 1, 1996 to January 13, 1997, and April 2, 1996 (date of inception) to January 13, 1997, in conformity with generally accepted accounting principles.



                                          Clark & Associates, P.S.


Bellevue, Washington
February 19, 1997
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                               INDEX TO EXHIBITS

Exhibit                 Document
-------                 --------

7.1 Audited financial statements of Cognisoft Corporation for the period from April 2, 1996 (date of inception) to January 13, 1997.

7.2                     Pro forma financial information of Cognisoft
                        Corporation.